UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                       CURRENT REPORT PURSUANT TO SECTION
                     13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



                          Date of Report: May 8, 1997



                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)




                   Virginia                                  52-1889548
           (State of Incorporation)                       (I.R.S. employer
                                                         identification no.)

12301 Old Columbia Pike, Silver Spring MD  20904          (301) 680-4343
    (Address of principal executive offices)     (Registrant's telephone number)



                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Acquisitions or Disposition of Assets

         On February 26, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. (the "Partnership") completed the acquisition of a 49-room Comfort Inn hotel located in Culpeper, Virginia. The property was purchased from Gateway Partnerships I for an aggregate purchase price of $1,900,000. The purchase price was financed with cash on hand of $680,000, and the assumption of debt of approximately $1,220,000. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

         On March 17, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. completed the acquisition of a 79-room Comfort Inn hotel located in New Castle, Pennsylvania. The property was purchased from BCL Properties for an aggregate purchase price of $3,000,000. The purchase price was financed with cash on hand of $3,000,000. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

         On April 17, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. completed the acquisition of a 62-room Best Western hotel located in Harlan, Kentucky. The property was purchased from Harlan Hotel Corporation for an aggregate purchase price of $2,625,000. The purchase price was financed with cash on hand of $875,000, and borrowings from the Partnership's credit facility of $1,750,000. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

         On April 23, 1997, the Partnership completed the acquisition of a 62-room Holiday Inn Express hotel located in Danville, Kentucky. The property was purchased from Danville Hotel Corporation for an aggregate purchase price of $2,725,000. The purchase price was financed with borrowings from the Partnership's credit facility of $2,725,000. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

         On April 25, 1997, the Partnership completed the acquisition of a 56-room Comfort Inn hotel located in Murphy, North Carolina. The property was purchased from Howard and Ward, Wheeling Inn, LLC. For an aggregate purchase price of $1,975,000. The purchase price was financed with borrowings from the Partnership's credit facility of $1,975,000. Contemporaneous with the purchase, the Partnership leased the property to Humphrey Hospitality Management, Inc. pursuant to a percentage lease. The property will continue to be operated as a hotel property.

Item 7.     Financial Statements.  Pro Forma Financial Information and Exhibits

         (a) The following financial statement of the properties acquired and described in Item 2 is contained at pages 4 through 6.

                  The Acquisition Hotels
                  Independent Auditors Report;
                  Historical  Summary  of  Combined  Gross  Revenue  and  Direct
                    Operating Expenses;
                  Note to Historical  Summary  of  Combined  Gross  Revenue  and
                    Direct Operating Expenses


         (b) The following pro forma financial statements required by Article 11 of Regulation S-X for Humphrey Hospitality Trust, Inc. and Humphrey Hospitality, Management, Inc. are contained at pages 7 through 12.

                  Pro  Forma  Condensed Consolidated Statement of Income for the
                    Year Ended December 31, 1996 for Humphrey Hospitality Trust, Inc.;
                  Pro Forma Condensed Consolidated Balance Sheet as of  December
                    31, 1996 for Humphrey Hospitality Trust, Inc.;
                  Pro Forma Condensed Statement of Operations for the Year Ended
                    December 31, 1996 for Humphrey Hospitality Management, Inc.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
  Board of Directors
Humphrey Hospitality Trust, Inc.

         We have audited the accompanying historical summary of combined gross revenue and direct operating expenses (the Historical Summary) of the Best Western-Harlan, Holiday Inn Express-Danville, Comfort Inn-Murphy, Comfort
Inn-Culpeper and the Comfort Inn-New Castle hotels (collectively, The Acquisition Hotels), for the year ended December 31, 1996. The Historical Summary are the responsibility of the management of The Acquisition Hotels. Our responsibility is to express an opinion on the Historical Summary based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying Historical Summary were prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Humphrey Hospitality Trust, Inc.) as described in Note 1 to the Historical Summary, and is not intended to be a complete presentation of The Acquisition Hotels' revenue and expenses.

         In our opinion, such Historical Summary present fairly, in all material respects, the gross revenue and direct operating expenses of The Acquisition Hotels for the year ended December 31, 1996 in conformity with the accounting principles described in Note 1.



                                        REZNICK FEDDER & SILVERMAN

Baltimore, Maryland
March 26, 1997

                             The Acquisition Hotels

                  HISTORICAL SUMMARY OF COMBINED GROSS REVENUE
                         AND DIRECT OPERATING EXPENSES

                          Year ended December 31, 1996





Gross revenue                                                 $     4,248,570
                                                               --------------

Direct operating expenses
    Salaries and wages                                                852,925
    Room expenses                                                     230,007
    Utilities                                                         151,595
    Repairs and maintenance                                           140,184
    Administration                                                    201,654
    Marketing and promotion                                           209,889
    Telephone                                                          53,145
    Franchise fees                                                    200,842
    Taxes and insurance                                               203,300
    Land lease                                                         38,990
                                                               --------------

        Total direct operating expenses                             2,282,531
                                                               --------------

        EXCESS OF REVENUE OVER EXPENSES                       $     1,966,039
                                                               ==============

                             The Acquisition Hotels

                     NOTE TO HISTORICAL SUMMARY OF COMBINED
                  GROSS REVENUE AND DIRECT OPERATING EXPENSES

                               December 31, 1996

Note 1.  Basis of Presentation

    The Historical Summary of combined gross revenue and direct operating expenses (the Historical Summary) relate to the operations of five hotel properties as follows:

                                      # of                                        Date of
     Acquisition Hotels               Rooms           Location                   Acquisition
--------------------------------   -----------   ------------------------   ----------------------
Best Western                           62        Harlan, Kentucky           April 17, 1997

Holiday Inn Express                    62        Danville, Kentucky         April 23, 1997

Comfort Inn                            56        Murphy, North Carolina     April 25, 1997

Comfort Inn                            49        Culpeper, Virginia         February 26,1997

Comfort Inn                            79        New Castle, Pennsylvania   March 17, 1997

The above hotels, collectively referred to as The Acquisition Hotels were acquired from unaffiliated parties by Humphrey Hospitality Trust, Inc. through its partnership, Humphrey Hospitality Limited Partnership (the Partnership).

    The Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for real estate operations acquired or to be acquired. The Historical Summary is not representative of the actual operations for the year presented, as certain revenue and expenses which may not be comparable to the revenue and expenses expected to be incurred by the Partnership in the proposed operations of the Acquisition Hotels have been excluded. All revenue and expenses associated with the operations of a restaurant on the site of the Comfort Inn - New Castle have been excluded from the Historical Summary because the restaurant was not acquired by the Partnership. Expenses excluded consist of management fees , interest, depreciation and amortization and other indirect costs not directly related to the future operations of the Acquisition Hotels.

    Revenue is recognized as earned.

                        Humphrey Hospitality Trust, Inc.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          Year ended December 31, 1996
                           (Unaudited, in thousands)


         This unaudited pro forma condensed consolidated statement of income of Humphrey Hospitality Trust, Inc. is presented as if the acquisition of the Acquisition Hotels had occurred on January 1, 1996 and the percentage leases for the Acquisition Hotels were effective on January 1, 1996. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the year ended December 31, 1996, previously filed with the Securities and Exchange Commission in Form 10-K, and the Historical Summary of Combined Gross Revenue and Direct Operating Expenses of the Acquisition Hotels for the year ended December 31, 1996 at pages ____ through ____. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed consolidated statement of income is not necessarily indicative of what actual results of operations of the Company would have been assuming such acquisitions have been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                                         Pro Forma
                                                      Historical        Acquisition
                                                       Company            Hotels              Total
                                                      ----------        -----------           -----
Operating data:
   Percentage lease revenue                            $3,958            $1,833 (A)           $5,791
   Other revenue                                           47                -                    47
   Depreciation and amortization                          736               481 (B)            1,217
   Real estate and personal property
       taxes and property insurance                       252               124 (C)              376
   Interest expense                                       493               614 (D)            1,107
   General and administrative                             411                28                  439
    Land lease                                              -                39 (E)               39
   Minority interest                                      435                83 (F)              518
                                                       ------            ------                ------

         Net income                                    $1,678            $  464               $2,142
                                                       ======            ======               ======

         Net income per common share
            and common share equivalents               $  .70            $    -               $  .88 (G)
                                                       ======            ======               ======

         Weighted average common shares
             and common share equivalents
             outstanding.                           3,033,602                              3,033,602
                                                    =========                              =========

_____________________________
(A) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical room and other revenue of the Acquisition Hotels.

(B) Represents pro forma depreciation on the Acquisition Hotels ($473) and amortization of deferred franchise costs ($8). Depreciation is computed based upon estimated useful lives of 40 years for buildings and improvements and 5 years for furniture and equipment. These estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(C) Represents real estate and personal property taxes and property insurance to be paid by the Partnership.

(D) Represents interest computed on approximately $7.0 million of debt assumed and/or incurred in connection with the purchase of the Acquisition Hotels.

(E) Represents land lease payments on the Best Western-Harlan hotel to be paid by the Partnership.

(F) Represents pro forma minority interest for the Acquisition Hotels calculated at 15.18% of lease income minus depreciation and amortization, real estate and personal property taxes, property insurance, interest, and general and administrative expenses.

(G) Net income per common share and common share equivalents are computed by dividing net income before allocation to minority interest by the weighted average number of shares of common stock and common stock equivalents outstanding for the period.

                        Humphrey Hospitality Trust, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               December 31, 1996
                           (Unaudited, in thousands)


         This unaudited pro forma condensed consolidated balance sheet is of Humphrey Hospitality Trust, Inc. is presented as if the acquisition of the Acquisition Hotels had occurred on December 31, 1996. Such pro forma information is based upon the consolidated balance sheet of Humphrey Hospitality Trust, Inc. as of December 31, 1996. It should be read in conjunction with the consolidated financial statements of Humphrey Hospitality Trust, Inc. for the year ended December 31, 1996, previously filed with the Securities and Exchange Commission in Form 10-K. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 1996, nor does it purport to represent the future financial position of the Company.

                        Humphrey Hospitality Trust, Inc.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               December 31, 1996
                           (Unaudited, in thousands)


                                                    Historical          Pro Forma            Pro Forma
                  ASSETS                             Company           Adjustments            Company
                                                    ----------         -----------           ---------
Net investment in hotel properties                    $21,405             $12,345  (A)        $33,750
Cash and cash equivalents                               7,101              (5,598) (A)          1,503
Accounts receivable from lessee                         1,067                   -               1,067
Reserve from replacements                                  68                   -                  68
Deferred expenses, net                                    373                 158  (A)            531
Other assets                                              207                   9  (A)            216
                                                      -------             -------             -------

                                                      $30,221             $ 6,914             $37,135
                                                      =======             =======             =======

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
   Mortgages and bonds payable                        $ 8,151             $ 6,914  (A)        $15,065
   Obligations under capital leases                        34                   -                  34
   Dividend payable                                       561                   -                 561
   Accounts payable and accrued expenses                   83                   -                  83

Minority interest                                       3,247                   -               3,247

Shareholders' equity
   Common stock                                            35                   -                  35
   Additional paid-in capital                          18,202                   -              18,202
   Undistributed earnings (deficit)                       (92)                  -                 (92)
                                                      -------             -------             -------

                                                      $30,221             $ 6,914             $37,135
                                                      =======             =======             =======

________________________________
(A) Reflects the purchase of five hotel properties, the Acquisition Hotels, from unaffiliated parties for a purchase price of $12,225,000 plus related costs of acquisition. The purchase price was paid through the use of cash, borrowings from the Company's credit facility and the assumption of certain debt.

                     Humphrey Hospitality Management, Inc.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          Year ended December 31, 1996
                           (Unaudited, in thousands)



         This unaudited pro forma condensed statement of operations of Humphrey Hospitality Management, Inc. (the Lessee) is presented as if the acquisition and operation of the Acquisition Hotels, by the Company and the Lessee,
respectively, had occurred and/or commenced on January 1, 1996. It should be read in conjunction with the financial statements of Humphrey Hospitality Management, Inc., previously filed with the Securities and Exchange Commission in Form 10-K of Humphrey Hospitality Trust, Inc., for the year ended December 31, 1996 and the Historical Summary of Combined Gross Revenue and Direct Operating Expenses of the Acquisition Hotels for the year ended December 31, 1996 at pages ____ through ____. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited pro forma condensed statement of operations is not necessarily indicative of what the actual results of the Company would have been assuming such transactions had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                     Humphrey Hospitality Management, Inc.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                          Year ended December 31, 1996
                           (Unaudited, in thousands)

                                            Historical         Acquisition                              Pro
                                              Lessee             Hotels            Adjustments          Forma
                                            ----------         -----------         -----------          -----
Total revenue                                 $8,579             $4,249            $      (1)(A)       $12,827
                                               -----              -----             --------            ------
Expenses
   Salaries and wages                          2,062                853                    -             2,915
   Room expense                                  434                230                    -               664
   Telephone                                     183                 53                    -               236
   Marina expense                                 43                  -                    -                43
   Administrative                                387                202                  (90)(B)           499
   Marketing and promotion                       254                210                  (23)(B)           441
   Utilities                                     430                152                    -               582
   Repairs and maintenance                       227                140                    -               367
   Taxes and insurance                           150                203                 (128)(C)           225
   Franchise fees                                421                201                    -               622
   Land lease expense                              -                 39                  (39)(D)             -
   Lease payments                              3,957                  -                1,833 (E)         5,790
                                               -----             ------            ---------           -------

                                               8,548              2,283                1,553            12,384
                                               -----             ------            ---------           -------

         Net income                           $   31             $1,966            $  (1,554)          $   443
                                              ======             ======            =========           =======

____________________________
(A) Decrease reflects the elimination of non-recurring investment and other revenue.

(B) Decrease reflects certain administrative costs to be paid by the Partnership and the elimination of non- recurring administrative and marketing and promotion expenses.

(C) Decrease reflects real estate and personal property taxes and casualty insurance to be paid by the Partnership and the reduction in insurance costs.

(D) Decrease reflects land lease expense to be paid by the Partnership.

(E) Represents lease payments calculated on a pro forma basis using the rent provisions in the Percentage Leases and the historical revenue of the Acquisition Hotels.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Humphrey Hospitality Trust, Inc.



Date: May 08, 1997                        By:   /s/ James I. Humphrey, Jr.
      --------------------                      --------------------------
                                                James I. Humphrey Jr.
                                                Chairman and President